Supplemental Income Statement Information	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Supplemental Income Statement Information	Supplemental Income Statement Information
Other expense (income), net consists of the following:

(Millions)	2021	2020	2019
Interest expense	$488	$529	$448
Interest income	(26)	(29)	(80)
Pension and postretirement net periodic benefit cost (benefit)	(297)	(134)	1
Loss on deconsolidation of Venezuelan subsidiary	—	—	162
Total	$165	$366	$531
Interest expense includes early debt extinguishment pre-tax charges of approximately $11 million and $10 million in 2021 and 2020, respectively.
Pension and postretirement net periodic benefit costs described in the table above include all components of defined benefit plan net periodic benefit costs except service cost, which is reported in various operating expense lines. Pension and postretirement net periodic benefit costs for 2019 included a second quarter charge related to the voluntary early retirement incentive program announced in May 2019 in addition to U.S. non-qualified pension plan settlement charges of $32 million recognized in the fourth quarter of 2019. Refer to Note 13 for additional details on the voluntary early retirement incentive program in addition to the components of pension and postretirement net periodic benefit costs.
In 2019, the Company incurred a charge of $162 million related to the deconsolidation of its Venezuelan subsidiary. Refer to Note 1 for additional details.